Amerindo
                                 TECHNOLOGY FUND

                                 Annual Report
                               December 31, 1997

                               TABLE OF CONTENTS

SHAREHOLDER LETTER ..........................................................  1

ANALYSIS OF THE 1996-1997 BEAR MARKET IN TECHNOLOGY .........................  4

SCHEDULE OF INVESTMENTS .....................................................  7

STATEMENT OF ASSETS AND LIABILITIES .........................................  8

STATEMENT OF OPERATIONS .....................................................  9

STATEMENTS OF CHANGES IN NET ASSETS ......................................... 10

NOTES TO FINANCIAL STATEMENTS ............................................... 11

FINANCIAL HIGHLIGHTS ........................................................ 14

INDEPENDENT AUDITOR'S REPORT ................................................ 15

                                                               December 31, 1997

Dear Shareholder:

     The Amerindo Technology Fund was down 4.16% for the quarter ending December 31, 1997, which produced a decline of 18.11% for the year. Even though the Fund posted positive performances of 8.44% for the second quarter and 10.81% for the third quarter, it was not enough to fully recover from the extremely sharp decline of the first quarter. The negative performance of the Fund was due to the convergence of several unusual events, not the least of which was the disappointing behavior of the networking stocks, a sector in which the Fund was heavily weighted for the first half of the year. The slow pace of deregulation in the telecommunications sector that prevented some exciting new products in data-communications from early commercial launches was another factor negatively impacting performance.

     Ironically, the larger cap technology market fared far better in 1997. For example, the personal computer and semiconductor stocks turned in respectable returns for the year. However, we have historically tended to view these areas of technology as commodity driven, low margin and too cyclical for sustainable long term gains, and have thus traditionally avoided them. In 1997 many of the large, influential companies such as Intel, Microsoft, Lucent and Cisco used their massive financial and marketing resources to prevent new entrants with promising technologies from penetrating their markets. During the fourth quarter technology stocks were especially hard hit by the crisis in Southeast Asia, mostly for the wrong reasons. THE HAMBRECHT & QUIST ("H&Q") GROWTH INDEX DECLINED ROUGHLY ABOUT 20% FROM THE FOURTH QUARTER PEAK THROUGH THE FIRST WEEK OF JANUARY 1998. The technology companies that had warned of disappointing earnings tended to be the large, somewhat commodity-oriented companies. The political and economic uncertainty that resulted from the ASEAN bubble bursting had the effect of shifting money from emerging growth stocks to larger cap, far more liquid, "defensive" stocks. The net result was that the very large technology companies performed far better than the smaller companies in which we specialize. Although our biotech names proved to be steady performers for most of the year, they did not significantly bolster overall performance due to their lighter overall weighting relative to the technology positions.

     In retrospect, the Fund was unfortunately launched during the most severe correction in our specialty sector since the Crash of 1987, when the H&Q Growth Index declined 41% between May 1996 and January 1998. We nevertheless remain as strongly committed to our proven investment approach in managing your money as we have since the early 1980s, when we effectively pioneered the management of portfolios dedicated to emerging technology and healthcare stocks.

     Our positive long term outlook regarding the growth prospects of technology and healthcare remains intact. Our investment thesis focuses on those sectors of emerging technology responsible for producing the next major wave of growth. These areas are data telecommunications, the Internet, enterprise software and biotechnology. Our investment strategy will continue to focus on discovering relatively new public companies in our sectors with substantial growth potential over the next several years.

     At year end the Fund had approximately $42 million invested in 16 stocks. As the portfolio matures, we anticipate it will hold 20 to 25 stocks. The Fund is designed for the long term investor who can accept above average levels of price fluctuation, and who can understand that volatility is inherently part and parcel to growth stock investing. October's especially steep slide served as a stiff reminder that equity markets can be inherently unstable over the short term. Technology stocks were subject to rapidly shifting sentiment that was accompanied by extraordinary price dislocations during this unusually sharp correction.

We now believe that a constructive view of our sector's outlook is warranted. It was gratifying to see the many shareholders who took advantage of the Fund's price decline by purchasing more shares.

     We highlight below two companies in the current portfolio. The profiles describe each company's business and are typical of those we seek for the Fund in terms of our investment criteria.

      CYGNUS,  INC.  is  a  leader  in  the  development  of  advanced transdermal drug delivery systems for the pharmaceutical industry. The company is aggressively developing a non-invasive blood glucose measuring technology for diabetics.

           A transdermal drug delivery system is an adhesive patch containing medication which is released through the skin into the bloodstream at a controlled rate over an extended period of time. Transdermal delivery can significantly enhance the therapeutic benefits of certain drugs through improved efficacy, safety and patient compliance, when compared with conventional methods of drug administration such as pills, injections and continuous infusions. The company has numerous products in its portfolio. Nicotrol, a smoking cessation patch, is marketed in North America and Europe. Its estrogen patch was recently launched by Parke-Davis. There are several other products in clinical testing: two hormone replacement transdermal patches in Phase III trials; a contraceptive patch in Phase II with Johnson & Johnson, and a second generation transdermal smoking cessation patch which has completed Phase I trials.

           Cygnus,  Inc.  has begun  pivotal  testing of a  continuous non-invasive blood glucose watch-like monitor for diabetics. Initial clinical findings suggest measurement of glucose extracted by iontophoresis from just below the skin's surface is feasible and correlates with traditional fingerstick measurement of blood glucose. We believe this exciting technology will increasingly drive the company's valuation. Becton Dickinson will market the Glucowatch in the U.S. and Europe, and has recently signed-up for significant funding of the second generation device. Yamanouchi will market in Japan. Regulatory filings for approval are expected in mid 1998.

      SIEBEL SYSTEMS, INC. is the world's leading provider of enterprise application software focused on increasing the productivity of field sales, telesales, call center, and customer service operations. Applying information technology to these operational activities can result in enhanced sales and service productivity, higher profitability, and increased customer satisfaction.

           In today's increasingly competitive global markets, businesses must continuously improve the efficiency of their operations. Having spent considerable effort and resources in previous years applying information technology to finance, manufacturing, and human resources management, many businesses are now looking to bring the same type of information technology leverage to their sales, marketing, and customer service processes. Unlike previous automation efforts that concentrated on decreasing expenses, sales, marketing, and service information systems focus primarily on increasing revenues.

           Siebel has emerged as the leader in one of the most dynamic new markets in technology. Revenues tripled in 1997 to $119 million while operating profitability reached 25%. The outlook for 1998 is positive with a strong competitive position and new products scheduled for release in the first calendar quarter.

     In sum, we believe the fundamentals of our portfolio companies are very strong and that the stocks will show resilience once the present currency and market crisis in Asia stabilizes. We continue to believe that recovery in our sector will be very impressive and that over the long term, your investment in the Amerindo Technology Fund will be rewarding. Our stocks are at a historic level of undervaluation vis-a-vis the broad market as measured by the ratio of their price-earnings ratios to their growth in earnings for this year and next.

AMERINDO TECHNOLOGY FUND



/s/ Alberto W. Vilar                         /s/ Gary A. Tanaka

Alberto W. Vilar                            Gary A. Tanaka


     [Graph omitted] Graph depicts comparison of the change in value of an initial $10,000 investment in Amerindo Technology Fund and the Hambrecht Quist Growth Index from the inception date of 10/29/96 through Dec. 31, 1997.


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN AMERINDO TECHNOLOGY
               FUND AND THE BENCHMARK SINCE INCEPTION OF 10/29/96


     ANNUALIZED RETURN
 1 Year    Since Inception
-18.11%       -22.91%

                    Hembrecht Quist             Amerindo
Date                 Growth Index            Technology Fund
----                 ------------            ---------------
Inception            $10,000.00               $10,000.00
October 1996         $10,170.37               $10,280.00
November 1996         10,024.81                10,160.00
December 1996         10,167.10                 9,000.00
January 1997          10,694.13                 8,250.00
February 1997          9,541.58                 6,970.00
March 1997             8,203.56                 6,400.00
April 1997             7,756.20                 5,850.00
May 1997               9,389.90                 7,530.00
June 1997              9,580.78                 6,940.00
July 1997             10,201.22                 7,890.00
August 1997           10,450.13                 7,660.00
September 1997        11,548.28                 7,690.00
October 1997          10,822.05                 7,550.00
November 1997         10,359.72                 7,500.00
December 1997         10,409.93                 7,370.00

               ANALYSIS OF THE 1996-1997 BEAR MARKET IN TECHNOLOGY
               ---------------------------------------------------

                      ASIAN CRISIS CREATES A DOUBLE BOTTOM:
             WORST BEAR MARKET IN EMERGING TECHNOLOGY IN TEN YEARS
             -----------------------------------------------------

     The bear market in emerging technology that started in May of 1996, which dealt a devastating blow to performance last year, differed from the previous five declines since the Crash of 1987 in three major ways. The 1996-1997 bear market has been almost four times the duration of the average of the previous five; its decline was 41% against an average of 30-35% for the prior five, and most importantly, its 62% divergence from the broad market has been the largest on record. The emerging technology sector sustained a panic sell-off bottom on April 25, 1997. The Hambrecht & Quist ("H&Q") Growth Index rallied impressively off that low, up over 50%, producing an excellent recovery in the 3rd quarter. Unfortunately, the October Asian crisis stopped the ongoing recovery in the performance of small cap growth stocks dead in its tracks; technology emerging growth stocks actually declined on average 25% over the balance of the quarter. Paradoxically, smaller stocks have substantially less exposure to the turmoil in international markets. The Asian crisis had the near term effect of reallocating funds from less liquid stocks back to large liquid stocks, a knee-jerk tactical defensive move against any further deterioration.

     The 41% decline in the H&Q Growth Index, which has now extended to 20 months in the face of a resilient bull market in large cap stocks, was aggravated by a number of unusual circumstances that for the most part did not relate to the business fundamentals of the companies involved in the technology sector. Two principal reasons accounted for the bulk of the decline. The first was the popularity of the large cap weighted Index mutual funds, which received approximately 40% of the flow of funds that the "baby-boomers" invested in mutual funds for their retirement. The second factor was the unprecedented strong performance of the Standard & Poor's ("S&P") earnings over the last several years, which saw profits grow at roughly four-to-five times the average rate of their post-war growth. Investors shun small stock volatility when double digit growth exists in large company profits. It is also a fact of life that different sectors of the market undergo cycles that are not tied to the broad market. Technology has a long history of periodic sharp, volatile downswings punctuating an otherwise outstanding history of superior, second to none, secular growth. Large cap stocks typically enjoy a favorable liquidity perception for two reasons. In good economic times, their profit growth is sufficiently respectable that investors do not have to trade down in liquidity to smaller, but generally faster growing companies. Secondly, late in an economic cycle that is still showing above average growth, they offer a less risky exit medium should the market turn down.

     We expect the earnings impact of Asian developments to be somewhat muted for U.S. companies. Most U.S. companies are geographically well diversified abroad and are not overly dependent on any one region. Asia is often a source of production for U.S. companies rather than a key export market. Nearly 90% of S&P sales are in healthy economic growth areas, namely the U.S., Canada, Mexico, Europe, and much of South America. Profit growth for Corporate America will moderate in 1998. Asia is but one factor contributing to this slowdown in earnings growth. Incidentally this is the opposite of the outlook for the emerging technology sector, which will be ACCELERATING profits in 1998. Technology sector ramifications from Asia range from a negligible effect for most companies, to a strong positive effect for commodity producers of technology. The broad market itself will have to grapple with the positive effects of lower inflation and, in turn, lower interest rates against a slowdown in overseas profits. The turmoil in Asia is a disinflationary force for the U.S. economy. It will relieve inflationary pressures that could have built up from increased resource utilization rates. Any moderate slowdown in global growth in 1998 should help to extend the business cycle by averting any aggressive
tightening  by  the  world's  central  banks.   Lower  inflation  and  increased
information power have combined to produce a muted business cycle. In the absence of any compelling reason to engineer a recession and with U.S. inflation low and the global impact of the Asian crisis potentially deflationary, the Fed could safely move to lower interest rates.

     Today, the much debated term "New Paradigm" remains a misnomer. While the 1990s break from the prior 50 years of economic history in many ways, it represents a return to the original paradigm of competitive capitalism. Globalization and rapid technological change have reduced pricing power and increased competition. Companies invest to cut costs, increase productivity and grow. Capacity expansion accelerates and therefore makes growth take on a deflationary rather than inflationary bias. In this context, Asia's current crisis developed in part because regional economies were insufficiently market-oriented. Instead, the crony capitalism endemic to the region permitted the politically favored to have easy access to capital through bank loans. A market test of profitability was seldom an issue. A massive misallocation of capital throughout the region was the end result but in an increasingly integrated world economy, countries participating in the globalization process cannot escape market forces. As excess capacity and questionable lending grew, a market backlash was inevitable. The painful corporate and financial sector restructuring that is now just beginning will ultimately transform Asia into an increasingly market-driven, globally integrated economy, more capable of long term sustainable growth.

     Current inflation has never been so low at such an advanced stage of a business cycle. Lack of pricing power in a growth environment reflects the intensity of the competitive pressures that lie at the very heart of the paradigm shift that has taken place in the 1990s. This shift has effectively launched the U.S. economy on its third long-wave expansion of the 20th Century. The major force behind the long-wave is a technology-driven surge in innovation and capital spending that has extremely bullish ramifications for productivity and growth. Moreover, the positive environment of reduced government deficits, sound money and a reasonably pro-business and non-interventionist ideology means the private sector is able to reap the full potential of the technology shift. Our view is that for the U.S. 1998 will be the eighth year of this expansion, making the 1990s the longest peacetime cycle in history. The next recession is still not in sight, and 1999 may well be a better year than 1998.

TECHNOLOGY CONTINUES TO BE THE ENGINE OF GROWTH
-----------------------------------------------

     The real economic impact of the ongoing deployment of technology - disinflation, increased productivity and capacity creation - remains a virtuous cycle that should keep demand robust for an extended period. Fundamentally, technology stocks are still the premier growth stocks of this business cycle. The American Electronics Association and NASDAQ recently completed a study entitled "Cybernation: The Importance of the High Technology Industry to the American Economy". The contribution of technology spending to U.S. final demand and to GDP in the 1990s based on that study is 24% and 27% respectively. The cycle remains unbroken: demand for technology stays robust as companies substitute capital for labor, and deploy technology to improve competitiveness and productivity; the technology spending becomes a larger share of the real economy through time, allowing for faster than otherwise disinflationary growth;
the business  cycle gets extended;  the demand for technology  stays robust ....
and so on. This process gives every indication of having sufficient momentum for a fairly long shelf life. The Cybernation Study shows that high technology is the largest industry segment in the U.S. economy. Telecom deregulation, the growth of the Internet and the widespread deployment of computing helped push 1996 high technology revenues close to $900 billion, up almost 60% from 1990, and acts as a strong, positive influence for productivity. Contrary to its normal downturn in the latter stages of the business cycle, productivity should continue to rise in 1998 and offset recent compensation costs. With unit labor costs flat to possibly even lower, it is difficult to see upward pressure on the inflation rate, despite what appears to be a very tight labor market. Many people think this has created a new paradigm, which would represent a world that has not existed before. WE BELIEVE THAT WE ARE GOING BACK TO A WORLD THAT EXISTED IN THE 1950S AND EARLY 1960S. During that period, GDP growth averaged 3.9%, while the inflation rate averaged 1.6%. The inflation rate remained low despite rapid growth in the economy because productivity gains averaged 3.6% per annum. This period demonstrated clearly the power of rapid productivity growth. During that period, short term interest rates averaged about 3%, while long rates were 3.5%.

     Technology has become a significant proportion of overall capital spending. Enterprise software will continue to benefit on a worldwide basis from strong underlying secular trends. The adoption of a new generation of distributed client/server systems and Internet technologies is likely to fuel strong secular growth for at least the next five years. Software companies have very high operating margins typically over 85%, strong top line growth, no debt, and cash rich balance sheets. The ongoing migration to a new generation of client/server software continues, aided in part by some urgency to adopt new systems to address the Year 2000 (Y2K) problem. For Y2K fixes, we expect a step-up in demand again next year, which is probably of particular benefit to the software and computer services sectors. The deployment of mission critical systems on client/server platforms is stimulating demand for the ERP (Enterprise Resource Planning) vendors, supply chain management vendors and a large number of systems and middleware software vendors.

     Businesses   are   increasingly    viewing    Internet    technologies   as
mission-critical capabilities in their information technology endeavors to reduce costs, increase efficiencies and deploy new Internet-enabled products and services for customers, partners, vendors and suppliers. Backbone providers like Worldcom/UUNET are seeing bandwidth usage double every three-to-four months, driven by both business and consumer usage. The commercialization of the Internet, which started in 1994, is still in the early stages, but it should provide significant investment opportunities over the next three-to-five years. Over the next two years, investors will likely increase their emphasis on other Internet segments like software, content and services.

     The migration of computing from the traditional centralized (mainframe) model of computing to the distributed, client/server model has been taking place over the past several years and has been a significant focus of our own software research effort. We believe the transition has many years to go as less than half of the traditional mainframe market having purchased client/server critical applications. Much of this software is still not fully implemented at user sites owing to the complexity of this new technology, and the steep learning curve encountered by information systems management departments.

     The secular trends in the U.S. toward increased technology spending by companies in all sectors are now being seen abroad. This should be an ongoing benefit to U.S. software companies particularly, given their overall strong market share abroad. For 1998, Wall Street consensus estimates are 23% earnings growth for the broader technology sector, about the same as in 1997, which is much better growth than the 8% consensus earnings growth forecast for the S&P
500. The software sector at about 30% is expected to produce the fastest earnings growth in 1998. Amerindo's own estimates are appreciably higher. Emerging technology stocks will benefit from major new product cycles in three key areas: enterprise software; the Internet, and the continued buildout of the new public data networks.

UNPRECEDENTED UNDERVALUATION OF EMERGING GROWTH STOCKS VERSUS THE MARKET
------------------------------------------------------------------------
     We believe there are two principal reasons emerging growth stocks will significantly outperform the market over the next several years. The first is earnings momentum. S&P earnings are expected to decline to a low single digit figure in 1998, after four years of mid-double digit returns. Conversely, the earnings growth of our stock universe is likely to be in the 35-50% plus range, which is a dramatic increase over that of the broad market. Secondly, the disparity in valuation between our emerging growth sector and the broad market is probably at an all time high. This is most visible if we examine the ratio of the p-e to growth. Emerging growth stocks are selling at a ratio of their p-e to growth of under one, i.e., at roughly 0.7. The same ratio for the broad market is close to 3.0. This is unprecedented, and we believe, unsustainable. The fundamental underpinnings for small cap stocks remain attractive. Absolute valuations are well within historical ranges, while relative valuations are at historical lows. A re-acceleration in relative earnings growth for the group versus the S&P 500 should act as a catalyst to a revaluation of the sector.

     Investor sentiment is quite negative now towards aggressive growth stocks. Again, many investors wrongly concluded that the fall-off in purchases from South East Asia would adversely impact technology. This is not the case, and will soon be sorted out. Moreover, investment flows away from the emerging markets usually have benefited the small cap area, as has a reduction in the capital gains tax rate. Ultimately, capital will evolve beyond the near term fixation of safety that large liquid stocks promote to the lure of additional capital gains, which emerging growth stocks will soon deliver.

                  * * * * * * * * * * * * * * * * * * * * * *
February 6, 1998

                            AMERINDO TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997



COMMON STOCKS - 102.32%

                                                                          MARKET
         SHARES                                                            VALUE
         ------                                                            -----

         50,000   +  Arbor Software Corp. .......................  $   2,025,000
         232,500  +  Avant! Corp. ...............................      3,894,375
         110,000  +  COR Therapeutics, Inc. .....................      2,475,000
         75,000   +  CIENA Corp. ................................      4,584,375
         112,500  +  Cygnus, Inc. ...............................      2,235,937
         40,000   +  Ergo Science Corp. .........................        610,000
         25,000   +  GelTex Pharmaceuticals, Inc. ...............        662,500
         100,001  +  Objective Systems Integrators, Inc. ........        837,508
         120,000  +  Pairgain Technologies, Inc. ................      2,325,000
         190,000  +  Peoplesoft, Inc. ...........................      7,410,000
         82,500   +  Remedy Corp. ...............................      1,732,500
         25,000   +  Security Dynamics Technologies, Inc. .......        893,750
         55,000   +  Siebel Systems, Inc. .......................      2,299,688
         77,500   +  Vantive Corp. ..............................      1,956,875
         120,000  +  Xylan Corp. ................................      1,815,000
         77,500   +  Yahoo! Inc. ................................      5,366,875
                                                                   -------------

                  TOTAL INVESTMENTS
                           (Cost $37,800,492) ............ 102.32%    41,124,383

                  LIABILITIES LESS OTHER ASSETS ..........  (2.32%)    (933,227)
                                                            -----      --------

                  TOTAL NET ASSETS ....................... 100.00%  $ 40,191,156
                                                           ======   ============


(1)Federal Tax Information: At December 31, 1997 the net
   unrealized appreciation based on cost for Federal Income tax purposes of $37,800,492 was as follows:
       Aggregate gross unrealized appreciation for all investments
         in which there was an excess of value over cost           $   8,247,876
       Aggregate gross unrealized depreciation for all investments
         in which there was an excess of cost over value             (4,923,985)
                                                                     ----------

       Net unrealized appreciation                                 $   3,323,891
                                                                   =============

+ Non-income producing security

   The accompanying notes are an integral part of these financial statements

                            AMERINDO TECHNOLOGY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


ASSETS:
Investments in securities, at value
  (cost $37,800,492) (Note 2) ..................                   $ 41,124,383
Receivable for fund shares sold ................                         16,781
Receivable for securities sold .................                      2,773,262
Deferred organization expenses (Note 2) ........                        202,975
Other assets ...................................                          5,955
                                                                     ----------
  Total Assets .................................                     44,123,356
                                                                     ----------

LIABILITIES:
Due to custodian bank ..........................                      2,294,405
Payables:
  Fund shares redeemed .........................    $  1,211,412
  Investment securities purchased ..............         308,406
  Advisory fees, net (Note 4) ..................          62,914
  Distribution fees (Note 5) ...................          29,159
  Other payables and accrued
    expenses ...................................          25,904      1,637,795
                                                   -------------      ---------
  Total Liabilities ............................                      3,932,200
                                                                     ----------

  Net Assets ...................................                   $ 40,191,156
                                                                   ============

NET ASSETS CONSIST OF:
  Capital stock, $.001 par value;
    unlimited shares authorized;
    5,455,504 shares outstanding ...............                   $      5,455
  Additional paid in capital ...................                     49,892,170
  Accumulated net investment loss ..............                     (1,008,165)
  Accumulated net realized loss from
    investment transactions ....................                    (12,022,195)
  Net unrealized appreciation on
    investments ................................                      3,323,891
                                                                     ----------

  Net Assets ...................................                   $ 40,191,156
                                                                   ============
Net asset value, redemption and
  offering price per share
  ($40,191,156/5,455,504 shares
  of capital stock outstanding) (Note 6) .......                   $       7.37
                                                                   ============


   The accompanying notes are an integral part of these financial statements

                            AMERINDO TECHNOLOGY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997




INVESTMENT INCOME:
Income ................................................            $          0
                                                                   ------------
Expenses:
  Investment advisory fees (Note 4) ...................   $  609,301
  Directors' fees and expenses ........................       55,000
  Professional fees ...................................       49,235
  Administration and accounting fees ..................       66,170
  Distribution fees (Note 5) ..........................      101,550
  Amortization of organization expenses (Note 2) ......       55,999
  Registration fees ...................................       59,999
  Transfer agent fees .................................       15,068
  Printing expense ....................................       46,827
  Custodian fees ......................................       14,495
  Interest expense ....................................       60,641
  Miscellaneous .......................................       14,312
                                                           ---------
  Total expenses ......................................    1,148,597

Less:
  Reimbursed expenses (Note 4) ........................     (234,645)
                                                           ---------
  Net expenses ........................................                 913,952
                                                                   ------------
  Net investment loss .................................                (913,952)
                                                                   ------------
NET REALIZED AND UNREALIZED GAINS/
 (LOSSES) ON INVESTMENTS (Note 2)
Net realized loss from investment transactions ........             (12,022,195)
Net change in unrealized appreciation of investments ..               6,906,137
                                                                   ------------
Net realized and unrealized loss on investments .......              (5,116,058)
                                                                   ------------
Net decrease in net assets resulting from operations ..            $ (6,030,010)
                                                                   ============


   The accompanying notes are an integral part of these financial statements

                            AMERINDO TECHNOLOGY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                 OCTOBER 29, 1996
                                                                 (COMMENCEMENT OF
                                                    FOR THE         OPERATIONS)
                                                   YEAR ENDED         THROUGH
                                               DECEMBER 31, 1997  DECEMBER 31, 1996
                                               -----------------  -----------------


Net investment loss ............................   $   (913,952)   $    (94,213)
Net realized loss from investment transactions .    (12,022,195)            -0-
Net change in unrealized appreciation
  (depreciation) of investments ................      6,906,137      (3,582,246)
                                                      ---------      ----------
Net decrease in net assets resulting
  from operations ..............................     (6,030,010)     (3,676,459)

Net capital share transactions (Note 6) ........     12,011,486      37,786,139
                                                      ---------      ----------
Net increase in net assets .....................      5,981,476      34,109,680

NET ASSETS:
Beginning of period ............................     34,209,680         100,000
                                                      ---------      ----------
End of period ..................................   $ 40,191,156    $ 34,209,680
                                                   ============    ============




   The accompanying notes are an integral part of these financial statements

                            AMERINDO TECHNOLOGY FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


NOTE 1.  ORGANIZATION

     The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland Corporation incorporated on February 6, 1996 which commenced operations on October 29, 1996. The Fund is an open-end, non-diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

     The Fund offers two classes of shares to investors, Class A and Class D shares. Class A shares are sold subject to an initial sales load of up to 2.50% with a minimum investment of $25,000. Class D shares are sold without an initial sales load with a minimum investment of $150,000. As of December 31, 1997, only Class D shares were being offered for sale by the Fund with a reduced minimum investment of $25,000.

     The Fund is the only current series of the Amerindo Funds Inc.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors has determined will represent fair value.

     FEDERAL INCOME TAXES - For the year ended December 31, 1997, the Fund did not qualify as a regulated investment company. However, in all subsequent years, the Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

     DIVIDENDS AND DISTRIBUTIONS - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

                            AMERINDO TECHNOLOGY FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


     ORGANIZATION EXPENSES - During its organization and initial registration with the Securities and Exchange Commission, the Fund incurred organization expenses of $279,807. The Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the year ended December 31, 1997, $55,999 was amortized.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 3.  PURCHASES AND SALES OF SECURITIES

     The cost of purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 1997 aggregated $163,724,209 and $148,800,339 respectively.

NOTE 4.  INVESTMENT ADVISORY AGREEMENT

     The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the Advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board of Directors of the Fund.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.25% of the average daily net asset value of the Class D shares of the Fund.

     For the year ended December 31, 1997, the Advisor earned advisory fees of $609,301 and reimbursed the Fund $234,645 in expenses.

     The Fund has agreements with American Data Services, Inc. to provide shareholder servicing, fund accounting and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. Costs incurred totaled $81,238 for the year ended December 31, 1997.

NOTE 5.  DISTRIBUTION FEES

     The Board of Directors has adopted a distribution plan (the "Plan") applicable to the Fund under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% and 0.25% of 1% on Class A Shares and Class D Shares, respectively.

                            AMERINDO TECHNOLOGY FUND
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997




NOTE 6. FUND SHARE TRANSACTIONS

At December 31, 1997 there were an unlimited number of shares of $0.001 par value capital stock authorized. Transactions in capital stock for the year ended December 31, 1997 and for the period October 29, 1996 (commencement of operations) through December 31, 1996 were as follows:


                                                                    FOR THE PERIOD
                                                                   OCTOBER 29, 1996
                                           FOR THE                 (COMMENCEMENT OF
                                          YEAR ENDED              THROUGH OPERATIONS)
                                      DECEMBER 31,1997             DECEMBER 31, 1996
                                      ----------------             -----------------
                                   SHARES          AMOUNT       SHARES        AMOUNT
                                   ------          ------       ------        ------
Shares sold ..................    3,158,607    $ 22,631,789    3,788,883   $37,786,139
Shares issued for reinvestment
  dividends and distribution
  from realized gains ........            0               0            0             0
Shares redeemed (net of
  redemption fees retained
  of $145,946) ...............   (1,501,986)    (10,620,303)           0             0
Net increase .................    1,656,621    $ 12,011,486    3,788,883   $37,786,139


                            AMERINDO TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 FOR THE PERIOD
                                                                OCTOBER 29, 1996
                                                                 (COMMENCEMENT
                                                 FOR THE        OF OPERATIONS)
                                                YEAR ENDED         THROUGH
                                             DECEMBER 31, 1997 DECEMBER 31, 1996
                                             ----------------- -----------------


Net asset value, beginning of period ............   $   9.00      $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss .............................      (0.16)          (0.04)
Net realized and unrealized loss on
  investments ...................................      (1.47)          (0.96)
Total from investment operations ................      (1.63)          (1.00)

LESS DISTRIBUTIONS
Dividends from net investment income ............       0.00            0.00
Distribution from realized gains from security
  transactions ..................................       0.00            0.00
Total distributions .............................       0.00            0.00

Net asset value, end of period ..................   $   7.37      $     9.00

Total return** ..................................     (18.11%)        (45.69%)*

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's) .............      40,191         34, 210
Ratio of expenses to average net assets .........       2.83%           3.82%*
Ratio of expenses to average net assets, net of
  reimbursement .................................       2.25%           2.25%*
Ratio of net investment income (loss) to average
  net assets ....................................      (2.83%)         (3.82%)*
Ratio of net investment income (loss) to average
  net assets, net of reimbursement ..............      (2.25%)         (2.25%)*
Portfolio turnover rate .........................     355.21%           0.00%
Average commission rate paid ....................       0.0500           0.0500


*   Annualized
**  Based on net asset value per share



  The accompanying notes are an integral part of these financial statements

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors

Amerindo Funds Inc.

     We have audited the accompanying statement of assets and liabilities of the Amerindo Technology Fund (the sole fund constituting Amerindo Funds Inc.; collectively known as the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the year then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amerindo Technology Fund of Amerindo Funds Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the year then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

     MORRISON, BROWN, ARGIZ & COMPANY
     Miami, Florida
     January 27, 1998

Investment Advisor
--------------------------------------------
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

Administrator and
Transfer and Dividend Agent
--------------------------------------------
American Data Services, Inc.
Hauppauge, New York

Custodian
--------------------------------------------
The Northern Trust Company
Chicago, Illinois

Legal Counsel
--------------------------------------------
Battle Fowler LLP
New York, New York

Independent Auditors
--------------------------------------------
Morrison, Brown, Argiz & Company
Miami, Florida

1-888-TECH FUND
www.amerindo.com